UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021 (March 25, 2021)

CRESTWOOD EQUITY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street

Suite 3400

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(832) 519-2200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CEQP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed on March 26, 2021 (the “March 26th Form 8-K”) by Crestwood Equity Partners LP, a Delaware limited partnership (the “Partnership”), on March 25, 2021, the Partnership entered into a Purchase Agreement (the “Purchase Agreement”), by and among (i) the Partnership, as the purchaser, (ii) Crestwood Holdings LLC, a Delaware limited liability company, as the seller (“Seller”), and (iii) for limited purposes under the Purchase Agreement, Crestwood Equity GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). On March 30, 2021, the transactions contemplated by the Purchase Agreement, including the Partnership’s acquisition of (i) all of the outstanding limited liability company interests of Crestwood Marcellus Holdings LLC, a Delaware limited liability company, (ii) all of the outstanding limited liability company interests (the “CGSH LLC Interests”) of Crestwood Gas Services Holdings LLC, a Delaware limited liability company (“CGSH”) and (iii) 7,484,449 common units representing limited partner interests in the Partnership (“Common Units”) directly held by Seller, closed (the “Closing”). On March 30, 2021, prior to the Closing, the sale of 6,000,000 Common Units directly-held by CGSH in a private placement (the “Private Placement”) to certain institutional investors (the “PIPE Purchasers”) listed on Schedule A to the Common Unit Purchase Agreement dated March 25, 2021, by and among the Partnership, CGSH and the PIPE Purchasers (the “Unit Purchase Agreement”), as disclosed in the March 26th Form 8-K, also closed. The Partnership expects to retire all of the Common Units acquired directly from Seller and all of the Common Units indirectly acquired through its purchase of the CGSH LLC Interests.

Pursuant to the Purchase Agreement, on or before the 180th day after the Closing, for no additional consideration, Seller will convey, transfer, and assign to the Partnership 99% of the outstanding limited partner interests and all of the outstanding general partner interests of Crestwood Holdings LP, a Delaware limited partnership, which owns all of the outstanding limited liability company interests in the General Partner.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

Pursuant to the Unit Purchase Agreement, the Partnership agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the PIPE Purchasers containing provisions by which the Partnership would agree to, among other things and subject to certain restrictions, file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) on Form S-3 (the “Registration Statement”) providing for the registration and resale of the Common Units sold in the Private Placement. On March 30, 2021, in connection with the closing of the Private Placement, the Partnership entered into such Registration Rights Agreement with the PIPE Purchasers whereby it agreed to file the Registration Statement with the SEC no later than 45 days following the date thereof. The Partnership agreed to use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) and to be continuously effective under the Securities Act until all Registrable Securities (as defined in the Registration Rights Agreement) covered thereby have ceased to be Registrable Securities (the “Effectiveness Period”). If the Registration Statement is not declared effective on or before the 60th day following the date it is initially filed, then the Partnership shall pay to each Holder (as defined in the Registration Rights Agreement) of the Registrable Securities, subject to certain exceptions, liquidated damages until the earlier of the Registration Statement becoming or being declared effective by the SEC or at such time as the securities included on the Registration Statement are no longer Registrable Securities or may be disposed of pursuant to Rule 144 of the Securities Act without any restriction. Furthermore, during the Effectiveness Period, certain Holders shall have the right, subject to certain exceptions, to have their Registrable Securities included (i) in certain registration statements filed by the Partnership other than the Registration Statement and (ii) in certain underwritten offerings proposed by the Partnership. The Registration Rights Agreement also contains customary provisions regarding the rights of indemnification between the parties thereto.

The summary of the Registration Rights Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The Private Placement closed on March 30, 2021. The Common Units sold pursuant to the Unit Purchase Agreement have not been registered under the Securities Act, and were sold in reliance upon the exemption provided in Section 4(a)(7) of the Securities Act. The Partnership did not receive any proceeds from the Private Placement; CGSH received the gross proceeds from the Private Placement and distributed such proceeds to First Reserve Management, L.P. and its affiliates (“First Reserve”).

The description of the Registration Rights Agreement set forth under Item 1.01 above is incorporated into this Item 3.02 by reference.

Item 3.03. Material Modification to the Rights of Security Holders.

The description of the Registration Rights Agreement set forth under Item 1.01 above is incorporated into this Item 3.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2021, pursuant to the Purchase Agreement, Gary D. Reaves and William R. Brown, each a member of the board of directors of the General Partner (the “Board”) and each of whom is affiliated with First Reserve, resigned from the Board effective as of the Closing. The resignations were not the result of any disagreement with the Partnership or any of its affiliates on any matter relating to the operations, policies, or practices of the Partnership.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Registration Rights Agreement, dated March 30, 2021, by and between Crestwood Equity Partners LP, a Delaware limited partnership, and each of the Persons set forth on Schedule A thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Partnership hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner

Date: March 30, 2021	By:	/s/ Robert T. Halpin
Robert T. Halpin
Executive Vice President and Chief Financial Officer